UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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GLADSTONE INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 8, 2007

To The Stockholders of Gladstone Investment Corporation:

Notice Is Hereby Given that the Annual Meeting of Stockholders of Gladstone Investment Corporation, a Delaware corporation, will be held on Wednesday, August 8, 2007 at 11:00 a.m. local time at the Hilton McLean Tysons Corner at 7920 Jones Branch Drive, McLean, Virginia 22102 for the following purposes:

(1)         To elect three directors to hold office until the 2010 Annual Meeting of Stockholders.

(2)         To approve an amendment to our fundamental policies to repeal such policies.

(3)         To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on Friday, June 15, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Terry L. Brubaker
Secretary

McLean, Virginia
June 22, 2007

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

GLADSTONE INVESTMENT CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 8, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Gladstone Investment Corporation (sometimes referred to as the “Company”) is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about June 22, 2007 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on June 15, 2007 will be entitled to vote at the annual meeting. On this record date, there were [            ] shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on June 15, 2007 your shares were registered directly in your name with our transfer agent, The Bank of New York, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on June 15, 2007 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

•       Election of three directors to serve until the 2010 Annual Meeting of Stockholders; and

•       Amendment of our fundamental policies to repeal such policies.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the amendment to our fundamental policies, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•       To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•       To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Gladstone Investment Corporation. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of June 15, 2007.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all three nominees for director and “For” the amendment to our fundamental policies. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Gladstone Management Corporation or Gladstone Administration, LLC. No additional compensation will be paid to directors, officers or other regular employees for such services. We have engaged Georgeson Inc. (“Georgeson”) to solicit proxies for the annual meeting. Georgeson will be paid a fee of approximately $20,000 for its basic solicitation services, which include review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of ADP, brokers, banks and institutional holders, and delivery of executed proxies. The term of the agreement with Georgeson will last for the period of the solicitation, and the agreement provides that we will indemnify and hold harmless Georgeson against any third party claims, except in the case of Georgeson’s gross negligence or intentional misconduct.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•       You may submit another properly completed proxy card with a later date.

•       You may send a timely written notice that you are revoking your proxy to Gladstone Investment Corporation’s Secretary at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

•       You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by February 23, 2008, to our Secretary at the address set forth on the cover of this proxy statement. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so not later than the close of business on May 9, 2008 nor earlier than the close of business on April 10, 2008. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by representatives of our transfer agent, The Bank of New York, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal. We expect that our chief financial officer, Harry Brill, will be appointed as the inspector of election.

What are “broker non-votes?”

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers or shareholder proposals.

How many votes are needed to approve each proposal?

For Proposal 1, the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

For the amendment to our fundamental investment policies to repeal such policies, the affirmative vote of a “majority,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of our outstanding shares is required to approve the proposal. Under the 1940 Act, the vote of holders of a “majority” means the vote of the holders of the lesser of (a) 67% or more of our shares present at the meeting or represented by proxy if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (b) more than 50% of our outstanding shares. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date there were [            ] shares outstanding and entitled to vote. Thus [            ] shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of fiscal year 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists of, as nearly as possible, one-third of the total number of directors and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

Our Board of Directors presently has ten members. There are three directors in the class whose term of office expires in 2007. Each of the nominees listed below is currently a director of ours who was previously elected by the stockholders. If elected at the annual meeting, each of these nominees would serve until the 2010 annual meeting and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to encourage directors and nominees for director to attend the annual meeting. Two of our directors attended the 2006 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the Annual Meeting, and each executive officer who is not a director.

Nominees for Election for a Three-year Term Expiring at the 2010 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Directors
Paul Adelgren (64)	Director	Term expires at	Pastor of	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2007 Annual Meeting. Director since 2005.	Missionary Alliance Church since 1997.	Commercial Corporation; Gladstone Capital Corporation
John H. Outland (61)	Director	Term expires at	Private investor since	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2007 Annual Meeting. Director since 2005.	2006. Vice President of Genworth Financial, Inc. from 2004 to 2006. Managing Director of 1789 Capital Advisers, a financial consulting company, from 2002 to 2004.	Commercial Corporation; Gladstone Capital Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Interested Director
David Gladstone (65)*	Chairman of the	Term expires at	Founder, Chief	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Board and Chief Executive Officer	2007 Annual Meeting. Director since 2005.

Executive Officer and Chairman of the Board since our inception in 2005, of Gladstone Capital Corporation since its inception in 2001, and of Gladstone Commercial Corporation since its inception in 2003. Founder, Chief Executive Officer and Chairman of the Board of our Adviser.

Commercial Corporation; Gladstone Capital Corporation

Directors Continuing in Office Until the 2008 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Directors
Michela A. English (57)	Director	Term expires at	President and CEO	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2008 Annual Meeting. Director since 2005.

of Fight for Children, a non-profit charitable organization focused on providing high-quality education and health care services to underserved youth in Washington, DC. President of Discovery Consumer Products, the retail, publishing and licensing arm of Discovery Communications, Inc., the leading global real-world media and entertainment company, from 1996 to 2004.

Commercial Corporation; Gladstone Capital Corporation
Anthony W. Parker (61)	Director	Term expires at	Founder and	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2008 Annual Meeting. Director since 2005.	Chairman of the Board of Medical Funding Corporation, the owner of Snelling Metro Personnel, a staffing agency, since 1977.	Commercial Corporation; Gladstone Capital Corporation
Gerard Mead (63)	Director	Term expires at	Chairman and	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2008 Annual Meeting. Director since 2005.

founder of Gerard Mead Capital Management since 2003. Held various positions with Bethlehem Steel Corporation, including Director of Investment Research, Pension Trust Chairman and Fund Manager, from 1966 to 2003.

Commercial Corporation; Gladstone Capital Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Interested Directors
George Stelljes III (45)*	Director,	Term expires at	President and Chief	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	President and Chief Investment Officer	2008 Annual Meeting. Director since 2005.

Investment Officer of the Company since 2005, and of Gladstone Capital Corporation since 2004. Executive Vice President and Chief Investment Officer of Gladstone Capital Corporation from 2002 to 2004, and of Gladstone Commercial Corporation since 2003. President, Chief Investment Officer and a director of our Adviser. Director of Intrepid Capital Management, Inc. since 2003, and general partner and investment committee member of Patriot Capital since 2002. Co-founder and Managing Member of Camden Partners, a private equity firm from 1999 to 2002.

Capital Corporation

Directors Continuing in Office Until the 2009 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Directors
David A.R. Dullum (59)	Director	Term expires at	President and a	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2009 Annual Meeting. Director since 2005.	Director of Harbor Acquisition Corporation since 2005. Partner of New England Partners, a venture capital firm, since 1995.	Commercial Corporation; Gladstone Capital Corporation; Harbor Acquisition Corporation
Maurice W. Coulon (65)	Director	Term expires at	Private investor in	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2009 Annual Meeting. Director since 2005.	real estate since 2000.	Commercial Corporation; Gladstone Capital Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Interested Director
Terry Lee Brubaker (63)*	Director,	Term expires at	Vice Chairman	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Vice Chairman, Chief Operating Officer and Secretary	2009 Annual Meeting. Director since 2005.

and Chief Operating Officer since 2005, and of Gladstone Capital Corporation and Gladstone Commercial Corporation since 2004. President and Chief Operating Officer of Gladstone Capital Corporation from 2001 to 2004, and of Gladstone Commercial Corporation from 2003 to 2004. Vice Chairman, Chief Operating Officer and a Director of our Adviser.

Commercial Corporation; Gladstone Capital Corporation

Executive Officers Who are Not Directors

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past
Name, Address, Age	With Company	Length of Term Served	Five Years
Harry Brill (59)	Chief Financial	Executive Officer	Chief Financial
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Officer	since 2005.

Officer since 2005, and Treasurer from 2005 to 2006. Chief Financial Officer of Gladstone Capital Corporation since 2001, and of Gladstone Commercial Corporation since 2003. Treasurer of Gladstone Capital Corporation from 2001 through 2006, and of Gladstone Commercial Corporation from 2003 through 2006. Chief Financial Officer of our Adviser.

Gary Gerson (42)	Treasurer	Executive Officer	Treasurer since
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		since 2006.

2006. Treasurer of Gladstone Capital Corporation, Gladstone Commercial Corporation, and our Adviser since 2006. Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, from 2004-2006. Director, Finance, at PG&E National Energy Group from 2000-2004.

*                     Messrs. Gladstone, Brubaker, and Stelljes are interested persons of Gladstone Investment Corporation, within the meaning of the 1940 Act, due to their positions as our  officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR
OF EACH NAMED NOMINEE FOR DIRECTOR.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

As required under The Nasdaq Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with our chief compliance officer and chief financial officer to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Coulon, Dullum, Mead, Outland, Parker and Ms. English. In making this determination, the Board found that none of the these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, and Mr. Stelljes, our president and chief investment officer, are not independent directors by virtue of their employment by our affiliate Gladstone Management Corporation, which we refer to as our “Adviser.”

The Board of Directors met four times during the last fiscal year. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member.

As required under applicable NASDAQ listing standards, which require regularly scheduled meetings of independent directors, our independent directors met four times during fiscal 2007 in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

Our Board of Directors has four committees: an Audit Committee, a Compensation Committee, an Executive Committee and an Ethics, Nominating and Corporate Governance Committee. The following table shows the current composition of each of the committees of our Board of Directors:

Name	Audit	Compensation	Executive	Ethics, Nominating and Corporate Governance
Paul W. Adelgren**				*X
Terry Lee Brubaker			X
Maurice W. Coulon		*X		X
David A.R. Dullum	X
Michela A. English	X
David Gladstone			*X
Gerard Mead		X
John H. Outland		X
Anthony W. Parker	*X		X
George Stelljes III

*                    Committee Chairperson

**             Lead Independent Director

Below is a description of each committee of our Board of Directors. All committees other than the Executive Committee have the authority to engage legal counsel or other experts or consultants, as they deem appropriate to carry out their responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us (other than with respect to the Executive Committee, for which there are no applicable independence requirements).

The Audit Committee

The Audit Committee of our Board of Directors oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firms; determines and approves the engagement of the independent registered public accounting firms; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During fiscal 2007, the Audit Committee was comprised of Messrs. Parker (Chairman) and Dullum and Ms. English. Messrs. Adelgren and Coulon served as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstoneinvestment.com.

Our Board of Directors reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. The Board of Directors has also determined that each member (including alternate members) of the Audit Committee qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. The Board has also unanimously determined that all Audit Committee members and alternate members are financially literate under current NASDAQ rules and that at least one member has financial management expertise. Messrs. Dullum and Parker and Ms. English also serve on the audit committees of Gladstone Commercial Corporation and Gladstone Capital Corporation. Our Audit Committee’s alternate members, Messrs. Adelgren and Coulon, also serve as alternate members on the audit committees of Gladstone Commercial Corporation and Gladstone Capital Corporation. The Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Audit Committee.

Independent Registered Public Accounting Firm

We expect that the Audit Committee of our Board of Directors will select PricewaterhouseCoopers LLP, or “PwC,” as our independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2008 at its next meeting, which will occur prior to the annual meeting. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table represents aggregate fees billed to us for the fiscal years ended March 31, 2006 and March 31, 2007 by PwC, our principal independent registered public accounting firm.

	2006	2007
Audit Fees (1)	$144,370	$276,708
Audit-related Fees (2)	$365,600	$135,850
Tax Fees	$3,500	$5,500
All Other Fees	$0	$0
	$513,470	$418,058

(1)          2006 “Audit Fees” consist of $100,000 in fees for our 2006 Audit, and $44,370 in fees for services related to our  initial public offering.

(2)          “Audit-related Fees” consist primarily of fees for services related to due diligence engagements in connection with our proposed investments, which engagements were pre-approved by the Audit Committee.

All fees described above were approved by the Audit Committee.  During the fiscal year ended March 31, 2007, the aggregate non-audit fees billed by PwC for services rendered to our Adviser and any entity controlling, controlled by or under common control with our Adviser that provides ongoing services to us was $6500. All of these fees were for professional services rendered to our Adviser for tax services. The Audit Committee has considered whether, and believes that, the rendering of these services to our Adviser is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services currently being provided by PwC is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board of Directors(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2007.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of the independent registered public accounting firm’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission. The Audit Committee further reviewed with the independent registered public accounting firm their opinion on management’s assessment of the effectiveness of the internal control over financial reporting of the Company, and their opinion on the effectiveness of the internal control over financial reporting of the Company. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with PricewaterhouseCoopers LLP matters relating to the independent registered public accounting firm’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T and has discussed with the independent accountants the independent accountant’s independence (Communications with Audit Committees). The Audit Committee received a letter from PricewaterhouseCoopers LLP confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audits and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PricewaterhouseCoopers LLP for the Company. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

(1)          The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the 1933 Act or the Securities Exchange Act of 1934, as amended (the ”1934 Act”), whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Anthony W. Parker, Chairperson
Michela A. English
David A. R. Dullum

Compensation Committee

The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstoneinvestment.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. Commencing this year, the Compensation Committee also began to review with management our Compensation Discussion and Analysis and to consider whether to recommend that it be included in proxy statements and other filings. During the last fiscal year, the Compensation Committee was comprised of Messrs. Coulon (Chairperson), Outland and Mead. The Compensation Committee met four times during the last fiscal year.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, the Compensation Committee consisted of Messrs. Coulon, Outland and Mead, each of whom is an independent director (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). During the fiscal year ended March 31, 2007, none of our executive officers served as members of the compensation committee or as directors of another entity, one of whose executive officers served on the Compensation Committee.

Report of the Compensation Committee of the Board of Directors(2)

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

Submitted by the Compensation Committee
Maurice W. Coulon, Chairperson
John H. Outland
Gerard Mead

The Ethics, Nominating and Corporate Governance Committee

The Ethics, Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, and developing our corporate governance principles. Our Ethics, Nominating and Corporate Governance Committee charter can be found on our website at www.gladstoneinvestment.com. Membership of the Ethics, Nominating and Corporate Governance Committee is comprised of Messrs. Adelgren (Chairperson) and Coulon. Each member of the Ethics, Nominating and Corporate Governance Committee is independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Ethics, Nominating and Corporate Governance Committee met four times during the last fiscal year.

Qualifications for Director Candidates

The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Ethics, Nominating and Corporate Governance

(2) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the 1933 Act or the 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Committee considers diversity, age, skills, and such other factors as it deems appropriate given our current needs and the current needs of the Board, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Recommendation of Director Candidates to the Ethics, Nominating and Corporate Governance Committee

The Ethics, Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Ethics, Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Ethics, Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Ethics, Nominating and Corporate Governance Committee at the address set forth on the cover page of this proxy statement. Recommendations for individuals to be considered for nomination at the 2008 Annual Meeting must be received by May 9, 2008. Recommendations received after May 9, 2008 will be considered for nomination at the 2009 Annual Meeting. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Ethics, Nominating and Corporate Governance Committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders holding more than 5% of our voting stock.

Stockholder Communications with the Board of Directors

Our Board has adopted a formal process by which our stockholders may communicate with the Board or any of its directors. Persons interested in communicating with the Board of Directors with their concerns or issues may address correspondence to the Board of Directors, to a particular director, or to the independent directors generally, in care of Gladstone Investment Corporation, Attention: Investor

Relations, at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. This information is also contained on our website at www.gladstoneinvestment.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our officers and directors and to the employees of our Adviser and our Administrator. The Ethics, Nominating and Corporate Governance Committee reviews, approves and recommends to our Board of Directors any changes to the Code of Business Conduct and Ethics. They also review any violations of the Code of Ethics and make recommendations to the Board of Directors on those violations. The Code of Business Conduct and Ethics is available on our website at www.gladstoneinvestment.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

The Executive Committee

The Executive Committee, which is comprised of Messrs. Gladstone (Chairman), Brubaker and Parker, has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under applicable rules and regulations. The Executive Committee did not meet during the last fiscal year.

PROPOSAL 2: APPROVAL OF AMENDMENT TO FUNDAMENTAL POLICIES TO REPEAL SUCH POLICIES

General Information

We have adopted certain investment objectives and restrictions as our fundamental policies (the “Fundamental Policies”), provided that they could not be changed without the approval of the holders of a majority of our outstanding voting securities. The 1940 Act does not require business development companies, such as us, to adopt fundamental policies and, in fact, most other leading business development companies do not have them. A copy of our existing Fundamental Policies appears as Exhibit A to this Proxy Statement. We are proposing that the stockholders approve an amendment to the Fundamental Policies that would repeal them in their entirety. In their place, we will maintain a more limited set of investment policies, as set forth on Exhibit B, which will not be considered fundamental policies, and which will not require stockholder approval for future revisions.

Background and Reasons for Proposal

The Fundamental Policies are of essentially two types. The first type includes several affirmative guidelines, including a requirement that we at all times conduct our business so as to retain our status as a business development company. The second type of Fundamental Policy limits or prohibits us from undertaking certain activities, such as acting as an underwriter of securities, purchasing securities on margin or engaging in the purchase or sale of commodities or real estate.

The existence of the Fundamental Policies can place us at a competitive disadvantage. As noted above, most other leading business development companies do not have them. Additionally, most other types of companies are not required to seek stockholder approval to alter their business activities; rather, the company’s board of directors, which is elected by the stockholders, is entrusted with such discretion. While the Fundamental Policies can be modified, given that regular stockholder meetings occur only once per year and special stockholder meetings would be costly, the requirement that stockholders must approve changes to our Fundamental Policies could, as a result, reduce our business opportunities and increase certain investment and other business risks. In order to facilitate flexibility in our future investment activities, we now propose that all of the remaining Fundamental Policies be repealed by amendment. Such a change is intended to allow us to respond more effectively and expeditiously to opportunities and issues as they may present themselves.

It is very important to note that even following a repeal of the Fundamental Policies, numerous restrictions and limitations on our investing and business activities would continue to exist, which would provide protections and assurances for our stockholders. Most significantly, under Section 58 of the 1940 Act, we are prohibited from changing the nature of our business so that it ceases to be a business development company without consent of the holders of a majority of our outstanding shares. It is significant to note that Section 58 of the 1940 Act is titled “Changes in Investment Policy,” and that its only restriction on changes in investment policy by a business development company is to prevent a business development company from ceasing to operate as a business development company without stockholder approval. This is in sharp distinction to other sections of the 1940 Act that govern the investment activities of registered investment companies. As a business development company we are not a registered investment company under the 1940 Act and thus are not subject to such other sections. Those sections specifically require registered investment companies to have fundamental policies, which can be changed only by a registered investment company’s stockholders. By contrast, in adopting the business development company sections of the 1940 Act, Congress recognized the special needs of business development companies to retain significant flexibility in their investment policies in order to effectively support new small and medium-sized businesses through venture capital contributions. Thus, Congress saw fit to only require business development company stockholder consent in the case of changes in investment policy that would cause the business development company to cease to be qualified as such. Congress has never required business development companies to adopt other fundamental policies which could be changed only with stockholder consent.

The 1940 Act also contains a number of other restrictions on activities of business development companies, none of which would be affected by the repeal of our Fundamental Policies. For example, 70% of a business development company’s total assets must be invested in “qualifying assets,” as defined in the 1940 Act. This requirement, which is currently incorporated in the Fundamental Policies, would continue to apply even with a repeal of the Fundamental Policies because it is also set forth in the 1940 Act. Similarly, the 1940 Act limits a business development company’s ability to issue senior securities, which are generally defined as debt securities and preferred stock, in an amount in excess of one-half of the business development company’s total assets. This limitation, which is also included in the Fundamental Policies, will still apply to us because it is included in the 1940 Act. Other examples of restrictions outlined in the 1940 Act that would continue to apply to us, and which to some extent are also included in our Fundamental Policies, include limitations on investing in registered investment companies, investing in broker dealers and undertaking certain short sales of securities. In sum, while a repeal of the Fundamental Policies will have the benefit of providing us greater flexibility to respond to market opportunities and to avoid risk with regard to our investing activities, there will still be numerous statutory and internal restrictions on the overall nature of our investment and business activities.

Conclusion and Recommendation; Vote Required

Under the 1940 Act, approval of an amendment to the Fundamental Policies requires an affirmative vote of a majority of all of our outstanding voting securities, regardless of whether the holders of such shares are present and entitled to vote at the Annual Meeting. The affirmative vote of a “majority,” as defined in the 1940 Act, of our outstanding shares is required to approve Proposal No. 2. Under the 1940 Act, the vote of holders of a “majority” means the vote of the holders of the lesser of (a) 67% or more of our outstanding shares present at the meeting or represented by proxy if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (b) more than 50% of our outstanding shares. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL POLICIES TO REPEAL SUCH POLICIES.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of May 15, 2007 by: (i) each director and nominee for director; (ii) each of our executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)
				Aggregate Dollar
				Range of Equity
			Dollar Range of	Securities of all
			Equity	Funds Overseen
			Securities	by Directors in
			of the Company	Family of
			Owned	Investment
	Number of	Percent of	by Directors	Companies
Name and Address	Shares	Total	(2)	(2)(3)
Executive Officers and Directors:
David Gladstone	115,144	*	Over $100,000	Over $100,000
Terry Lee Brubaker(4)	10,636	*	Over $100,000	Over $100,000
George Stelljes III	10,419	*	Over $100,000	Over $100,000
Harry T. Brill, Jr.	802	*	$10,001 – $50,000	Over $100,000
Gary Gerson(5)	434	*	$1,000 – $10,000	$10,001 – $50,000
Anthony W. Parker	3,619	*	$50,001 – $100,000	Over $100,000
David A.R. Dullum(6)	8,000	*	Over $100,000	Over $100,000
Michela A. English	1,000	*	$10,001 – $50,000	Over $100,000
Paul Adelgren	1,000	*	$10,001 – $50,000	$50,001 – $100,000
Maurice Coulon	0	*	None	$10,001 – $50,000
John H. Outland	1,000	*	$10,001 – $50,000	$50,001 – $100,000
Gerard Mead	508	*	$1,000 – $10,000	$10,001 – $50,000
All executive officers and directors as a group (12 persons)	152,562	*	N/A	N/A
Other Stockholders:
Burgundy Asset Management Ltd.(7)	1,200,649	7.3%	N/A	N/A
181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3
Ferris, Baker Watts, Incorporated(8)	1,093,784	6.6%	N/A	N/A
100 Light Street
Baltimore, Maryland 21202

*                    Less than 1%

(1)          This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,560,100 shares outstanding on May 15, 2007.

(2)          Ownership calculated in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(3)          Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Capital Corporation, our affiliate and a business development company, and Gladstone Commercial Corporation, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)          Includes 2,000 shares held by Mr. Brubaker’s spouse.

(5)          Includes 334 shares held by Mr. Gerson’s spouse.

(6)          Includes 1,000 shares held by Mr. Dullum’s spouse.

(7)          This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd. with the SEC on February 1, 2007.

(8)          This information has been obtained from a Schedule 13G filed by Ferris, Baker Watts, Incorporated (“Ferris”) with the SEC on February 9, 2007. According to the Schedule 13G, Ferris had sole voting and dispositive power with respect to 29,800 shares and shared voting and dispositive power with respect to 1,063,984 shares in its capacity as an investment adviser.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended March 31, 2007, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

COMPENSATION DISCUSSION AND ANALYSIS

Our chief executive officer, chief operating officer, chief investment officer, chief financial officer and treasurer are salaried employees of our Adviser and our Administrator, which are affiliates of ours. Our Adviser and Administrator pay the salaries and other employee benefits of the persons in their respective organizations who render services for us. These services have been and continue to be provided pursuant to the terms of the Advisory Agreement and the Administration Agreement, as applicable.

Compensation Philosophy

For our long-term success and enhancement of long-term stockholder value, we depend on the management and analytical abilities of our executive officers, who are employees of, and are compensated by, our Adviser and Administrator. During the last fiscal year, we implemented our philosophies of attracting, retaining and rewarding executive officers and others who contribute to our long-term success and motivating them to enhance stockholder value through our Compensation Committee’s oversight of our Adviser’s compensation practices under the terms of the Advisory Agreement. The key elements of our compensation philosophy include:

•       ensuring that base salary paid to our executive officers is competitive with other leading companies with which we compete for talented investment professionals;

•       ensuring that bonuses paid to our executive officers are sufficient to provide motivation to achieve our principal business and investment goals and to bring total compensation to competitive levels; and

•       providing incentives to ensure that our executive officers are motivated over the long term to achieve our business and investment objectives.

Base Salary and Bonuses

During the fiscal year ended March 31, 2007, the Compensation Committee fulfilled its oversight role by reviewing the Advisory Agreement to determine whether the fees paid to our Adviser were in the best interests of the stockholders. The Compensation Committee has also reviewed the performance of our Adviser to determine whether the compensation paid to our executive officers was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed. Specifically, the committee considered factors such as:

•       the pay practices of our Adviser in relation to those of leading financial services companies with which our Adviser competes to attract and retain talented investment professionals;

•       the amount of the fees paid to our Adviser in relation to our size and the composition and performance of our investments;

•       our Adviser’s ability to hire, train, supervise and manage new employees as needed to effectively manage our future growth;

•       the success of our Adviser in generating appropriate investment opportunities;

•       rates charged to other investment entities by advisers performing similar services;

•       additional revenues realized by our Adviser and its affiliates through their relationship with us, whether paid by us or by others with whom we do business;

•       the value of our assets each quarter;

•       the quality and extent of service and advice furnished by our Adviser;

•       the quality of our portfolio relative to the investments generated by our Adviser for its other clients; and

•       the extent to which our Adviser’s performance helped us to achieve our principal business and investment objectives of generating income for our stockholders in the form of quarterly cash distributions that grow over time and increasing the value of our common stock.

The Compensation Committee’s oversight role also includes review of the above-described factors with regard to the compensation of the employees of our Administrator, including our chief financial officer and treasurer, and our Administrator’s performance under the Administration Agreement. The Board may, pursuant to the terms of each of the Advisory and Administration Agreements, terminate either of the agreements at any time and without penalty, upon sixty days’ prior written notice to our Adviser or our Administrator, as applicable. In the event of an unfavorable periodic review of the performance of our Adviser or our Administrator in accordance with the criteria set forth above, the Compensation Committee would provide a report to the Board of its findings and provide suggestions of remedial measures, if any, to be sought from our Adviser or our Administrator, as applicable. If such recommendations are, in the future, made by the Compensation Committee and are not implemented to the satisfaction of the Compensation Committee, it may recommend exercise of our termination rights under the Advisory Agreement or Administration Agreement.

Long-Term Incentives

The Compensation Committee believes that the incentive structure provided for under the Advisory Agreement is an effective means of creating long-term stockholder value and promoting executive retention.

In addition to a base management fee, the Advisory Agreement includes incentive fees that we pay to our Adviser if our performance reaches certain benchmarks. These incentive fees are intended to provide an additional incentive for our Adviser to achieve targeted levels of net investment income and to increase distributions to our stockholders. The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Income realized by our Adviser from any such incentive fees will be paid by our Adviser to eligible employees in amounts based on their respective contributions to our success in meeting our goals. This incentive compensation structure is designed to create a direct relationship between the compensation of our executive officers and other employees of our Adviser and the income and capital gains realized by us as a result of their efforts on our behalf. We believe that this structure rewards our executive officers and other employees of our Adviser for the accomplishment of long-term goals consistent with the interests of our stockholders.

Personal Benefits Policies

Our executive officers are not entitled to operate under different standards than other employees of our Adviser and our Administrator who work on our behalf. Our Adviser and Administrator do not have programs for providing personal benefit perquisites to executive officers, such as permanent lodging, personal use of company vehicles, or defraying the cost of personal entertainment or family travel. Our Adviser’s and Administrator’s health care and other insurance programs are the same for all of its eligible employees, including our executive officers. We expect our executive officers to be exemplars under our Code of Business Conduct and Ethics, which is applicable to all employees of our Adviser and Administrator who work on our behalf.

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary and Mr. Stelljes, our president and chief investment officer, are all employees of and compensated directly by our Adviser. Mr. Brill, our chief financial officer, and Mr. Gerson, our treasurer, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salaries and benefits expenses of Messrs. Brill and Gerson. For the fiscal year ended March 31, 2007, we reimbursed $43,153.74 of Mr. Brill’s salary, $6,854.20 of his bonus, and $4,915.61 of the cost of his benefits that were paid by our Administrator.

Employment Agreements

Because our executive officers are employees of our Adviser and our Administrator, we do not pay cash compensation to them directly in return for their services to us and we do not have employment agreements with any of our executive officers. Pursuant to the terms of the Administration Agreement, we make payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, our allocable portion of the salaries and benefits expenses of our chief financial officer and treasurer. For additional information regarding this arrangement, see “Certain Transactions.”

Equity, Post-Employment, Non-Qualified Deferred and Change-In-Control Compensation

We do not offer stock options, any other form of equity compensation, pension benefits, non-qualified deferred compensation benefits, or termination or change-in-control payments to any of our executive officers.

Conclusion

We believe that the elements of the Adviser’s and the Administrator’s compensation programs individually and in the aggregate strongly support and reflect the strategic priorities on which we have based our compensation philosophy. Through the incentive structure of the Advisory Agreement described above, a significant portion of their compensation programs have been, and continue to be contingent on our performance, and realization of benefits is closely linked to increases in long-term stockholder value. We remain committed to this philosophy of paying for performance that increases stockholder value. The Compensation Committee will continue its work to ensure that this commitment is reflected in a total executive compensation program that enables the Adviser and the Administrator to remain competitive in the market for talented executives.

Director Compensation

The following table shows for the fiscal year ended March 31, 2007 certain information with respect to the compensation of all our non-employee directors:

DIRECTOR COMPENSATION FOR FISCAL 2007

Name (a)	Fees Earned or Paid in Cash ($) (b)	Total ($) (h)
Paul W. Adelgren	$28,000	$28,000
Maurice W. Coulon	$30,000	$30,000
David A.R. Dullum	$31,000	$31,000
Michela A. English	$31,000	$31,000
Gerard Mead	$27,000	$27,000
John H. Outland	$27,000	$27,000
Anthony W. Parker	$33,000	$33,000

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board of Directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

On July 11, 2006 we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Investment Corporation, Gladstone Capital Corporation and Gladstone Commercial Corporation (the “Deferred Compensation Plan”). Effective January 1, 2007, the Deferred Compensation Plan provides our non-employee directors with the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2007 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Advisory and Administration Agreements

Under the Advisory Agreement, our Adviser is responsible for our day-to-day operations and administration, record keeping and regulatory compliance functions. Specifically, these responsibilities included identifying, evaluating, negotiating and consummating all investment transactions consistent with our investment objectives and criteria; providing us with all required records and regular reports to our Board of Directors concerning our Adviser’s efforts on our behalf; and maintaining compliance with all regulatory requirements applicable to us. Prior to January 1, 2007, the base management fee was assessed at an annual rate of 2.0% computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which was total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies, and was computed and payable quarterly. Beginning in periods subsequent to December 31, 2006, the base management fee was assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006, July 11, 2006 and October 10, 2006, our Board of Directors accepted voluntary waivers from our Adviser that allowed the former  calculation of the base management fee to be effective through June 30, 2006, September 30, 2006 and December 31, 2006, respectively. The Advisory Agreement also provides for an incentive fee, which consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•       no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•       100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•       20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Under the Administration Agreement, we pay separately for administrative services, which payments are equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including rent for the space occupied by our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, treasurer, chief compliance officer and controller and their respective staffs.

Our Adviser is controlled by David Gladstone, the chairman of our Board of Directors and our chief executive officer. Mr. Gladstone is also the chairman of the Board of Directors and chief executive officer of our Adviser. Terry Lee Brubaker, our vice chairman, chief operating officer, secretary and director, is a member of the Board of Directors of our Adviser and its vice chairman, chief operating officer, and secretary. George Stelljes III, our president and chief investment officer, is also a member of the Board of Directors of our Adviser and its president and chief investment officer. Harry Brill, our chief financial officer, is also chief financial officer of our Adviser. Gary Gerson, our treasurer, is also treasurer of our Adviser.

During the fiscal year ended March 31, 2007, we paid total fees of approximately $3.1 million to our Adviser under the Advisory Agreement and  $0.5 million to our Administrator under the Administration Agreement.

Conflict of Interest Policy

We have adopted policies to reduce potential conflicts of interest. In addition, our directors are subject to certain provisions of Delaware law that are designed to minimize conflicts. Under our current conflict of interest policy, without the approval of a “required majority,” as defined under the 1940 Act, which means both a majority of directors who have no financial interest in the transaction and a majority of directors who are not interested persons of ours, we will not:

•       acquire from or sell to any of our officers, directors or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%, any assets or other property;

•       borrow from any of our directors, officers or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%; or

•       engage in any other transaction with any of our directors, officers or employees, or any entity in which any of our directors, officers or employees has an interest of more than 5% (except that our Adviser may lease office space in a building that we own, provided that the rental rate under the lease is determined by our independent directors to be at a fair market rate).

Where allowed by applicable rules and regulations, from time to time we may enter into transactions with our Adviser or one or more of its affiliates. A required majority of our directors, as defined under the 1940 Act, must approve all such transactions with our Adviser or its affiliates.

Indemnification

In our certificate of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), our Adviser, our Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Investment Corporation stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Direct your written request to Investor Relations at 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102 or call our toll-free investor relations line at 1-866-366-5745. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Terry Brubaker
Secretary

June 22, 2007

EXHIBIT A

GLADSTONE INVESTMENT CORPORATION
EXISTING FUNDAMENTAL POLICIES

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the Investment Company Act of 1940 (the “1940 Act”). The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time we effect a transaction, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction. We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire (provided that we control or, through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”). We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries. However, it is possible that, as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets.

We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

We will not (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, (b) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate, or (c) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (5) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (ii) with regard to managing risks associated with publicly-traded securities issued by our portfolio companies, or (iii) with regard to managing the risks associated with interest rate fluctuations); (6) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or (7) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in, any securities issued by any other investment company (except as they may be acquired as part of a merger, consolidation or acquisition of assets). That portion of our investments that is in securities issued by other investment companies may subject our stockholders to additional expenses.

EXHIBIT B

GLADSTONE INVESTMENT CORPORATION
PROPOSED INVESTMENT POLICIES

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the Investment Company Act of 1940 (the “1940 Act”). In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

GLADSTONE INVESTMENT CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 8, 2007

The undersigned hereby appoints Harry Brill and George Stelljes III, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Investment Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Investment Corporation to be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102, on Wednesday, August 8, 2007 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal 1 and in favor of Proposal 2 as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

(Continued and to be signed on reverse side)

GLADSTONE INVESTMENT
CORPORATION
P.O. BOX 11046
NEW YORK, NY 10203-0046

To change your address, please mark this box     ☐

DETACH PROXY CARD HERE

☒
Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.	Vote must be indicated (x) in Black or Blue Ink

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTOR LISTED BELOW.

Proposal                                                 1:     To elect three directors to hold office until the 2010 Annual Meeting of Stockholders.

FOR all nominees Listed	☐	WITHHOLD AUTHORITY	☐	*FOR all except	☐
to vote for all nominees listed
Nominee: David Gladstone		Nominee: Paul W. Adelgren		Nominee: John H. Outland

To withhold authority to vote in favor of any nominee, mark “FOR all except” and write the name of the nominee below:

*Exceptions

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

		FOR	AGAINST	ABSTAIN
Proposal 2:	To approve an amendment to our fundamental policies to repeal such policies.	☐	☐	☐

In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof.

S C A N L I N E

Please sign exactly as your name or names appear hereon. If the stock is registered in the names of two or more persons, each should sign. Executor, administrator, trustee, guardian and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date  Share Owner sign here                              Co-Owner sign here